UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2019

TRIBUNE MEDIA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08572	36-1880355
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 North State Street, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 222-3394

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TRCO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 16, 2019, Tribune Media Company (the “Company”) caused to be delivered to the holders of the Company’s 5.875% Senior Notes Due 2022 (the “Notes”) a tenth supplemental conditional notice of redemption (the “Supplemental Notice”) relating to the full redemption of all of its issued and outstanding Notes (the “Redemption”), supplementing the conditional notice of redemption delivered to holders of the Notes on August 2, 2019 (the “Initial Notice”, and the Initial Notice as supplemented by the Supplemental Notice and as otherwise supplemented prior to the date hereof, the “Notice”). As set forth in the Supplemental Notice, the Company has elected to delay the Redemption of the Notes to September 19, 2019 (the “Redemption Date”). The redemption price for the Notes is equal to the sum of 101.469% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes to (but not including) the Redemption Date (the “Redemption Price”).

The Company’s obligation to pay the Redemption Price on the Redemption Date is conditioned upon the consummation of the closing of the merger of Titan Merger Sub, Inc. (“Merger Sub”) with and into the Company, with the Company surviving the merger pursuant to an Agreement and Plan of Merger, dated as of November 30, 2018 (the “Merger Agreement”), among the Company, Merger Sub and Nexstar Media Group, Inc. (the “Condition”). In the Company’s discretion, the Redemption Date may be delayed until such time as the Condition is satisfied (or waived by the Company in its sole discretion). In the Company’s discretion, the Redemption may not occur and the Notice may be rescinded in the event that the Condition is not satisfied (or waived by the Company in its sole discretion) by the Redemption Date or by the Redemption Date so delayed. The closing of the merger is subject to a number of conditions. As a result, there can be no assurance that the Redemption will occur on the Redemption Date or at all.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2019	Tribune Media Company

	By:	/s/ Chandler Bigelow
Chandler Bigelow
Executive Vice President and Chief Financial Officer